UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 14, 2021 (May 13, 2021)

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NORFOLK SOUTHERN CORPORATION

(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place
Norfolk, Virginia 23510-2191	757-629-2680
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Corporation held its Annual Meeting of Shareholders on May 13, 2021.

Proposal 1 – Election of Directors

Shareholders elected the following directors to serve for a one-year term, by the following count:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas D. Bell, Jr.	184,283,683	4,583,363	461,695	30,934,574
Mitchell E. Daniels, Jr.	177,303,911	9,894,777	2,130,053	30,934,574
Marcela E. Donadio	187,353,279	1,447,795	527,667	30,934,574
John C. Huffard, Jr.	187,668,757	1,183,976	476,008	30,934,574
Christopher T. Jones	185,115,704	3,739,819	473,218	30,934,574
Thomas C. Kelleher	187,085,381	1,781,626	461,734	30,934,574
Steven F. Leer	177,020,994	11,837,936	469,811	30,934,574
Michael D. Lockhart	182,957,498	5,907,296	463,947	30,934,574
Amy E. Miles	185,798,115	3,050,241	480,385	30,934,574
Claude Mongeau	187,538,198	1,334,398	456,145	30,934,574
Jennifer F. Scanlon	186,040,946	2,854,886	432,909	30,934,574
James A. Squires	175,795,551	12,975,300	557,890	30,934,574
John R. Thompson	183,391,061	5,382,619	555,061	30,934,574

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

Shareholders ratified the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for 2021, by the following count:

Votes For	Votes Against	Abstentions
209,426,479	10,376,424	460,412

Proposal 3 – Advisory Resolution on Executive Compensation (“Say on Pay”)

Shareholders approved, on an advisory basis, the compensation of the Corporation’s Named Executive Officers, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
174,155,549	13,479,501	1,693,691	30,934,574

Proposal 4 – Shareholder Proposal Regarding Revisions to Ownership Requirements for Proxy Access

Shareholders did not approve a shareholder proposal regarding revisions to the ownership requirements for proxy access, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,745,003	130,273,457	1,310,281	30,934,574

Proposal 5 – Shareholder Proposal Regarding a Report on Lobbying Activity Alignment with the Paris Climate Agreement

Shareholders approved a shareholder proposal regarding a report on lobbying activity alignment with the Paris Climate Agreement, by the following count:

Votes For	Votes Against	Abstentions	Broker Non-Votes
143,817,090	44,333,194	1,178,457	30,934,574

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORFOLK SOUTHERN CORPORATION
(Registrant)

/s/ Denise W. Hutson
Name: Denise W. Hutson
Title: Corporate Secretary

Date:  May 14, 2021